UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2015

MEDTRONIC PUBLIC LIMITED COMPANY

(Exact name of Registrant as Specified in its Charter)

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street

Dublin 2, Ireland

(Address of principal executive offices)

(Registrant’s telephone number, including area code): +353 1 438-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 4, 2015, Medtronic plc (the “Company”) issued a press release (the “Press Release”) announcing the commencement of exchange offers (the “Exchange Offers”) with respect to:

(i) up to $500,000,000 aggregate principal amount of outstanding Floating Rate Senior Notes due March 15, 2020 issued by Medtronic, Inc. (“Medtronic, Inc.”), together with the subsequent full and unconditional guarantees of such notes by the Company and Medtronic Global Holdings S.C.A. (“Medtronic Luxco” and, together with the Company, the “guarantors,” and such notes together with such guarantees, the “original floating rate notes”), for a like principal amount of Floating Rate Senior Notes due March 15, 2020, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities (the “exchange floating rate notes”);

(ii) up to $1,000,000,000 aggregate principal amount of outstanding 1.500% Senior Notes due March 15, 2018 issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2018 notes”) for a like principal amount of 1.500% Senior Notes due March 15, 2018, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities Act (the “exchange 2018 notes”);

(iii) up to $2,500,000,000 aggregate principal amount of outstanding 2.500% Senior Notes due March 15, 2020 issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2020 notes”) for a like principal amount of 2.500% Senior Notes due March 15, 2020, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities Act (the “exchange 2020 notes”);

(iv) up to $2,500,000,000 aggregate principal amount of outstanding 3.150% Senior Notes due March 15, 2022 issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2022 notes”) for a like principal amount of 3.150% Senior Notes due March 15, 2022, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities Act (the “exchange 2022 notes”);

(v) up to $4,000,000,000 aggregate principal amount of outstanding 3.500% Senior Notes due March 15, 2025 issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2025 notes”) for a like principal amount of 3.500% Senior Notes due March 15, 2025, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities Act (the “exchange 2025 notes”);

(vi) up to $2,500,000,000 aggregate principal amount of outstanding 4.375% Senior Notes due March 15, 2035 issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2035 notes”) for a like principal amount of 4.375% Senior Notes due March 15, 2035, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities (the “exchange 2035 notes”); and

(vii) up to $4,000,000,000 aggregate principal amount of outstanding 4.625% Senior Notes due March 15, 2045 issued by Medtronic, Inc. together with the subsequent full and unconditional guarantees of such notes by the guarantors (such notes together with such guarantees, the “original 2045 notes” and, together with the original floating rate notes, original 2018 notes, original 2020 notes, original 2022 notes, original 2025 notes, and original 2035 notes, the “original notes”) for a like principal amount of 4.625% Senior Notes due March 15, 2045, issued by Medtronic, Inc. and guaranteed by the guarantors, which have been registered under the Securities Act (the “exchange 2045 notes” and, together with the exchange floating rate notes, exchange 2018 notes, exchange 2020 notes, exchange 2022 notes, exchange 2025 notes, and exchange 2035 notes, the “exchange notes”).

The Exchange Offers will commence on August 4, 2015 and expire at 11:59 p.m., New York City time, on August 31, 2015.

The form and terms of each series of exchange notes are substantially identical in all material respects to the form and terms of the corresponding series of original notes, except for the issue date and that the transfer restrictions, registration rights and additional interest provisions applicable to the original notes do not apply to the exchange notes.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated August 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Gary L. Ellis
Date: August 4, 2015		Gary L. Ellis
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 4, 2015.